UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 27, 2011
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)

(651) 466-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-4.1
EX-5.1

Item 8.01.	Other Events.
     On February 1, 2011, U.S. Bancorp (the “Company”) closed the remarketing of $676,378,000 aggregate principal amount of the Company’s 3.442% Remarketed Junior Subordinated Notes due 2016 (the “Remarketed Notes”). The remarketing was conducted pursuant to a Remarketing Agreement, dated as of January 27, 2011, among the Company, Deutsche Bank Securities Inc., as representative of the remarketing agents named therein (collectively, the “Remarketing Agents”), and USB Capital IX, a Delaware statutory trust (the “Trust”), acting through Wilmington Trust Company, a Delaware banking corporation, in its capacity as Property Trustee of the Trust (the “Property Trustee”), and a Pricing Agreement, dated as of January 27, 2011, between the Company and the Remarketing Agents. The Remarketed Notes were issued pursuant to a Junior Subordinated Indenture, dated as of April 28, 2005, as supplemented by the Third Supplemental Indenture, dated as of March 17, 2006, the Eighth Supplemental Indenture, dated as of June 10, 2010, and the Ninth Supplemental Indenture, dated as of February 1, 2011, between the Company and Wilmington Trust Company, as successor indenture trustee.
     The Remarketed Notes were originally issued to the Trust as 5.539% Remarketable Junior Subordinated Notes due 2042 in connection with the issuance of the Trust’s 6.189% Fixed-to-Floating Rate Normal Income Trust Securities, liquidation amount $1,000 per security, in March 2006. Net proceeds of approximately $676,760,944 were received by the Trust in connection with the remarketing, and are being held in an interest bearing deposit with U.S. Bank National Association, the proceeds of which will be used in part to satisfy the obligations of the Trust under the Amended and Restated Stock Purchase Agreement, dated as of June 10, 2010, between the Company and the Trust, acting through the Property Trustee, pursuant to which the Trust is obligated to purchase, and the Company is obligated to sell, on April 15, 2011, a total of 6,763.78 shares of the Company’s Series A Non-Cumulative Perpetual Preferred Stock, $100,000 liquidation preference per share. The remarketing of the Remarketed Notes was registered under an effective Registration Statement on Form S-3 (Registration No. 333-150298), as thereby amended from time to time (as amended, the “Registration Statement”).
     This report is also being filed for the purpose of filing as exhibits the documents listed in Item 9.01 below, which are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
1.1	Remarketing Agreement, dated as of January 27, 2011, among the Company, Deutsche Bank Securities Inc., as representative of the Remarketing Agents identified therein, and the Trust, acting through the Property Trustee.

1.2	Pricing Agreement, dated as of January 27, 2011, between the Company and the Remarketing Agents.

4.1	Ninth Supplemental Indenture, dated as of February 1, 2011, among the Company, Wilmington Trust Company, as indenture trustee, and U.S. Bank National Association, as securities registrar, paying agent and authenticating agent.

4.2	Specimen 3.442% Remarketed Junior Subordinated Note due 2016 (included as part of Exhibit 4.1).

5.1	Validity Opinion of Squire, Sanders & Dempsey (US) LLP.

23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included in Exhibit 5.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
Date: February 1, 2011	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
1.1	Remarketing Agreement, dated as of January 27, 2011, among the Company, Deutsche Bank Securities Inc., as representative of the Remarketing Agents identified therein, and the Trust, acting through the Property Trustee.

1.2	Pricing Agreement, dated as of January 27, 2011, between the Company and the Remarketing Agents.

4.1	Ninth Supplemental Indenture, dated as of February 1, 2011, among the Company, Wilmington Trust Company, as indenture trustee, and U.S. Bank National Association, as securities registrar, paying agent and authenticating agent.

4.2	Specimen 3.442% Remarketed Junior Subordinated Note due 2016 (included as part of Exhibit 4.1).

5.1	Validity Opinion of Squire, Sanders & Dempsey (US) LLP.

23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included in Exhibit 5.1).